UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09141

Eaton Vance Municipal Income Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2008

Item 1. Reports to Stockholders

Semiannual Report May 31, 2008

EATON VANCE
MUNICIPAL
INCOME
TRUST

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Municipal Income Trust as of May 31, 2008

INVESTMENT UPDATE

Eaton Vance Municipal Income Trust (the “Trust”) is a closed-end Trust, traded on the New York Stock Exchange, designed to provide current income exempt from regular federal income tax. This income is earned by investing primarily in investment-grade municipal securities.

Economic and Market Conditions

Economic growth in the first quarter of 2008 measured 0.9%, according to Commerce Department data reported in May 2008, following the 0.6% growth rate achieved in the fourth quarter 2007. The housing sector continued to struggle in the first quarter due to market concerns related to subprime mortgages. Although the weaker dollar was having a beneficial effect on export-related industries, tourism, and U.S.-based multinational companies, consumers started to curtail spending as food and energy costs continued to climb, according to the U.S. Commerce Department, and consumer confidence levels fell to 25-year lows, according to University of Michigan data.

On March 16, 2008, the Federal Reserve (the “Fed”) took extraordinary actions to support orderly market functioning after it learned that Bear Stearns faced a liquidity crisis which could have triggered a wider market crisis. In addition to approving a financing arrangement to support JPMorgan Chase’s acquisition of Bear Stearns, the Fed created a new lending facility that expanded the potential collateral it would accept from member banks and extended the new lending facility to securities firms. Through May 31, 2008, the Federal Funds Rate has been lowered by a total of 325 basis points (3.25%) since September 18, 2007, to 2.00% from 5.25%, and the Discount Rate, the rate at which the Fed lends to banks and securities firms, has been lowered by a total of 400 basis points (4.00%) since August 17, 2007, to 2.25% from 6.25%. Management believes that the Fed’s actions have been aimed at providing market liquidity during the period of extreme uncertainty and tight credit conditions that first surfaced in August 2007.

Management Discussion

The Trust invests primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

Relative to its benchmark, the Lehman Brothers Municipal Bond Index – a broad-based, unmanaged index of municipal bonds – the Trust underperformed at net asset value (NAV) for the six months ended May 31, 2008.(1) Management believes that much of the underperformance at NAV can be attributed to the broader-based credit crisis that has shaken the fixed-income markets since August 2007, which led investors to move their capital into the Treasury market, particularly in shorter-maturity bonds. This move was originally driven by uncertainty surrounding financial companies’ exposure to mortgage-backed collateralized debt obligations (CDOs). More recently, the municipal bond market has been impacted by the downgrade of major municipal bond insurers due to their exposure to mortgage-related CDO debt. As a result of an active management style that focuses on income and longer call protection, the Trust generally holds longer-duration bonds. Although the municipal bond market stabilized and the Trust’s performance improved from March 2008 through May 2008, management believes that investors’ flight to shorter-maturity uninsured bonds from longer-maturity insured bonds, which took place from September 2007 through February 2008, resulted in the Trust’s relative underperformance at NAV for the period.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on 30-year Treasury bonds was 98.2% as of May 31, 2008, with many individual bonds trading higher than 98.2%.(2) Management believes that this was the result of dislocation in the fixed-income marketplace caused by fears of subprime contagion, insurance companies’ mark-to-market risks and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the

(1)

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)

Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Trust’s yield.

Past performance is no guarantee of future results.

Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf  of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued compared to Treasuries.

With this backdrop, management continues to manage all of its municipal funds and trusts with the same relative value approach that it has traditionally employed – maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

A Note Regarding Auction Preferred Shares (APS)

As has been widely reported since mid-February 2008, the normal functioning of the auction market in the United States for certain types of “auction rate securities” has been disrupted by an imbalance between buy and sell orders. Consistent with patterns in the broader market for auction rate securities, the Trust has, since mid-February, experienced unsuccessful APS auctions. In the event of an unsuccessful auction, the affected APS remain outstanding, and the dividend rate reverts to the specified maximum payable rate.

On June 23, 2008, after the end of the reporting period, management announced that it had secured new financing that the Trust intends to use to redeem a portion of its outstanding APS, subject to satisfying the notice and other requirements that apply to APS redemptions. The Trust plans to redeem approximately 16% of its outstanding APS on or after July 7, 2008. Management is working diligently to provide liquidity solutions that will enable the Trust to redeem its remaining outstanding APS. It is not certain when, or if, the Trust’s remaining outstanding APS will be redeemed.

Eaton Vance Municipal Income Trust as of May 31, 2008

PERFORMANCE INFORMATION AND PORTFOLIO COMPOSITION

Trust Performance(1)

NYSE Symbol	EVN

Average Annual Total Returns (by share price)
Six Months	8.82%
One Year	-5.54
Five Years	5.43
Life of Trust (1/29/99)	6.15

Average Annual Total Returns (by net asset value)
Six Months	-2.51%
One Year	-7.15
Five Years	6.28
Life of Trust (1/29/99)	5.78

Market Yields

Market Yield(2)	5.62%
Taxable Equivalent Market Yield(3)	8.65

Index Performance(4)

Lehman Brothers Municipal Bond Index - Average Annual Total Returns
Six Months	1.44%
One Year	3.87
Five Years	3.67
Life of Trust (1/31/99)	4.85

Lipper Averages(5)

Lipper General Municipal Debt Funds (Leveraged) Classification Average Annual Total Returns (by net asset value)
Six Months	-1.30%
One Year	-1.78
Five Years	4.09
Life of Trust (1/31/99)	4.96

Portfolio Manager: Thomas M. Metzold, CFA

Rating Distribution*(6)

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at May 31, 2008, is as follows, and the average rating is A:

AAA	34.9%
AA	10.9%
A	16.4%
BBB	10.2%
BB	4.2%
B	5.9%
CCC	2.4%
Not Rated	15.1%

Trust Statistics(7)

•	Number of Issues:	135
•	Average Maturity:	24.8 years
•	Average Effective Maturity:	18.1 years
•	Average Call Protection:	8.6 years
•	Average Dollar Price:	$89.59
•	Leverage:**	35.8%

**

The leverage amount is Auction Preferred Shares at liquidation value as a percentage of the Trust’s net assets applicable to common shares plus Auction Preferred Shares. The Trust uses leverage through the issuance of preferred shares. Use of financial leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares).

(1) Returns are historical and are calculated by determining the percentage change in share price or net asset value with all distributions reinvested. The Trust’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of leverage resulting from the Trust’s issuance of Auction Preferred Shares.

(2) The Trust’s market yield is calculated by dividing the last dividend per common share of the semiannual period by the share price at the end of the semiannual period and annualizing the result.

(3) Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate.  A lower tax rate would result in a lower tax-equivalent figure.

(4) It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(5) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds (Leveraged) Classification contained 54, 54, 52 and 39 funds for the 6-month, 1-year, 5-year and Life-of-Trust time periods, respectively. Lipper averages are available as of month end only.

(6) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Trust.

(7) Portfolio holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Municipal Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 174.8%
Principal Amount (000's omitted)	Security	Value
Cogeneration — 1.3%
$2,950	Maryland Energy Cogeneration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$2,943,067
		$2,943,067
Education — 5.4%
$9,000	California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(1)	$9,258,030
3,430	Massachusetts Development Finance Agency, (Boston University), 5.45%, 5/15/59	3,406,504
		$12,664,534
Electric Utilities — 9.0%
$1,300	Brazos River Authority, TX, Pollution Control Revenue (Texas Energy Co.), (AMT), 5.40%, 5/1/29	$988,793
2,000	Brazos River Authority, TX, Pollution Control Revenue (Texas Energy Co.), (AMT), 6.75%, 4/1/38	1,930,040
3,550	Mississippi Business Finance Corp., (System Energy Resources, Inc.), 5.90%, 5/1/22	3,531,504
7,250	North Carolina Municipal Power Agency, (Catawba), 6.50%, 1/1/20	7,605,105
3,400	Pennsylvania Economic Development Financing Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	3,435,802
2,550	Pennsylvania Economic Development Financing Authority, (Reliant Energy, Inc.), (AMT), 6.75%, 12/1/36	2,576,851
1,000	Pennsylvania Economic Development Financing Authority, (Reliant Energy, Inc.), Series A, (AMT), 6.75%, 12/1/36	1,010,530
		$21,078,625
Escrowed / Prerefunded — 1.3%
$1,400	Mesquite, TX, Health Facilities Authority, (Christian Retirement Facility), Prerefunded to 2/15/10, 7.625%, 2/15/28	$1,533,840
1,290	Tobacco Settlement Financing Corp., NJ, Prerefunded to 6/1/13, 6.75%, 6/1/39	1,498,411
135	Willacy County, TX, Local Government Corp., Escrowed to Maturity, 6.00%, 3/1/09	138,569
		$3,170,820
General Obligations — 1.2%
$1,595	California, (AMT), 5.05%, 12/1/36	$1,525,410
1,185	New York City, NY, 5.25%, 6/1/28(1)	1,221,743
		$2,747,153

Principal Amount (000's omitted)	Security	Value
Health Care-Miscellaneous — 0.8%
$381	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(2)	$389,075
1,007	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.25%, 12/1/36(2)	1,028,132
382	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(2)	390,425
		$1,807,632
Hospital — 12.9%
$600	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	$569,322
1,260	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,114,508
1,200	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	1,155,624
800	Chautauqua County, NY, Industrial Development Agency, (Women's Christian Association), 6.35%, 11/15/17	809,816
975	Chautauqua County, NY, Industrial Development Agency, (Women's Christian Association), 6.40%, 11/15/29	959,449
6,000	Henderson, NV, Health Care Facility, 5.625%, 7/1/24	6,181,740
2,000	Knox County Health, TN, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/38	318,260
5,000	Knox County Health, TN, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/39	743,300
7,590	Knox County Health, TN, Educational & Housing Facilities Board, (Covenant Health), 0.00%, 1/1/42	920,819
900	Louisiana Public Facilities Authority, (Ochsner Clinic Foundation), Prerefunded to 5/15/26, 5.50%, 5/15/32	1,023,813
2,575	Louisiana Public Facilities Authority, (Tuoro Infirmary), 5.625%, 8/15/29	2,415,762
2,000	Martin County, MN, (Fairmont Community Hospital Association), 6.625%, 9/1/22	2,055,200
255	Mecosta County, MI, General Hospital, 5.75%, 5/15/09	255,898
2,500	Mecosta County, MI, General Hospital, 6.00%, 5/15/18	2,504,925
785	New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	757,431
1,150	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	1,156,279
2,295	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,315,219
5,000	North Central, TX, Health Facility Development Corp., (Baylor Healthcare System), 5.125%, 5/15/29	5,014,150
		$30,271,515

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Housing — 20.1%
$1,300	California Housing Finance Agency, (AMT), 4.75%, 8/1/42	$1,120,184
410	California Housing Finance Authority, (AMT), Variable Rate, 20.267%, 8/1/38(2)(3)	408,893
4,870	California Rural Home Mortgage Finance Authority, (AMT), 5.50%, 8/1/47	4,785,019
2,420	Capital Trust Agency, FL, (Atlantic Housing Foundation), 5.35%, 7/1/40	2,091,509
4,000	Centerline Equity Issuer Trust, TN, 6.00%, 4/30/19(2)	4,246,960
4,000	Centerline Equity Issuer Trust, TN, 6.625%, 6/30/09(2)	4,144,320
2,115	Colorado Housing and Finance Authority, (Birchwood Manor Project), (AMT), 5.50%, 9/20/36	2,070,247
4,715	Delaware Housing Authority Revenue, (Senior Single Family Mortgage), (AMT), 5.30%, 1/1/49	4,431,817
1,425	Fairfax County, VA, Redevelopment and Housing Authority, (Cedar Ridge), (AMT), 4.85%, 10/1/48	1,261,396
3,045	Florida Capital Projects Finance Authority, Student Housing Revenue, (Florida University), Prerefunded to 8/15/10, 7.75%, 8/15/20	3,408,025
1,655	Lake Creek, CO, Affordable Housing Corp., Multi-family, 7.00%, 12/1/23	1,655,695
4,000	Muni Mae Tax-Exempt Bond, LLC, 6.875%, 6/30/49(2)	4,124,040
2,750	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	2,764,878
3,395	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	3,458,419
4,445	Pennsylvania Housing Finance Agency, (AMT), 4.70%, 10/1/37	3,943,915
3,300	Texas Student Housing Corp., (University of Northern Texas), 6.75%, 7/1/16	3,177,702
		$47,093,019
Industrial Development Revenue — 28.7%
$1,731	ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,634,285
3,600	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	3,669,336
1,522	Broward County, FL, Industrial Development Revenue, (Lynxs Cargoport), (AMT), 6.75%, 6/1/19	1,484,877
1,300	California Pollution Control Financing Authority, (Solid Waste Disposal), (AMT), 5.40%, 4/1/25	1,217,281
12,000	Cartersville, GA, Development Authority Sewer and Solid Waste Disposal Facility, (Anheuser-Busch Cos., Inc.), (AMT), 5.50%, 3/1/44	11,537,040
3,370	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.25%, 10/1/32	2,332,714
2,955	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	2,202,805
1,220	Effingham County, GA, (Solid Waste Disposal), (Fort James), (AMT), 5.625%, 7/1/18	1,069,074

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue (continued)
$2,500	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 5.70%, 4/1/32	$2,334,900
10,780	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	11,277,497
6,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	4,863,360
1,300	New York City, NY, Industrial Development Agency, (American Airlines, Inc.), (AMT), 7.75%, 8/1/31	1,235,013
6,000	New York City, NY, Industrial Development Agency, (American Airlines, Inc.-JFK International Airport), (AMT), 8.00%, 8/1/28	5,871,120
3,500	New York City, NY, Industrial Development Agency, (JFK International Airport), (AMT), 8.50%, 8/1/28	3,572,205
4,350	Phoenix, AZ, Industrial Development Agency, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	3,738,564
2,110	Savannah, GA, Economic Development Authority, (Intercat-Savannah), (AMT), 7.00%, 1/1/38	2,055,921
7,500	St. John, LA, Baptist Parish Revenue, (Marathon Oil Corp.), 5.125%, 6/1/37	7,089,450
		$67,185,442
Insured-Electric Utilities — 0.6%
$1,350	Wamego, KS, Pollution Control Revenue, (MBIA), 5.30%, 6/1/31	$1,370,777
		$1,370,777
Insured-General Obligations — 6.8%
$9,990	Puerto Rico, (AGC), 5.50%, 7/1/29(1)	$11,137,418
4,000	Puerto Rico, (FSA), Variable Rate, 9.90%, 7/1/27(2)(3)	4,755,440
		$15,892,858
Insured-Hospital — 15.5%
$16,820	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/25	$6,633,135
19,165	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/26	7,099,291
8,590	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (MBIA), 0.00%, 10/1/27	2,986,056
3,555	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47	3,516,819
10,000	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center-I), (AGC), 5.00%, 7/1/38	10,142,000
985	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center-V), (AGC), 5.00%, 7/1/38	998,987
5,000	Orange County, FL, Health Facilities Authority, (Orlando Regional Healthcare), (FSA), 5.00%, 11/1/35	5,008,650
		$36,384,938

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Industrial Development Revenue — 0.3%
$870	Clark County, NV, Industrial Development, (Southwest Gas Corp.), (FGIC), (AMT), 5.00%, 12/1/33	$726,424
		$726,424
Insured-Other Revenue — 0.4%
$4,210	Harris County-Houston, TX, Sports Authority, (MBIA), 0.00%, 11/15/34	$865,913
		$865,913
Insured-Special Tax Revenue — 8.4%
$30,000	Metropolitan Pier and Exposition Authority, IL, (McCormick Place Expansion), (MBIA), 0.00%, 12/15/29	$9,990,600
3,925	New York Convention Center Development Corp., (AMBAC), 4.75%, 11/15/45	3,838,179
37,800	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	2,717,442
6,160	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	821,066
12,215	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	1,534,937
7,685	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	907,829
		$19,810,053
Insured-Student Loan — 2.9%
$7,940	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	$6,797,434
		$6,797,434
Insured-Transportation — 21.4%
$12,425	Alameda, CA, Corridor Transportation Authority, (MBIA), 0.00%, 10/1/33	$3,111,717
3,500	Chicago, IL, O'Hare International Airport, (AMBAC), (AMT), 5.375%, 1/1/32	3,503,780
4,930	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), 5.75%, 11/1/30	4,954,354
4,500	Dallas-Fort Worth, TX, International Airport, (FGIC), (AMT), 6.125%, 11/1/35	4,541,265
960	Dallas-Fort Worth, TX, International Airport, (MBIA), (AMT), 6.10%, 11/1/24	973,709
800	Dallas-Fort Worth, TX, International Airport, (MBIA), (AMT), 6.25%, 11/1/28	811,824
2,500	Dallas-Fort Worth, TX, International Airport Facility Improvements Corp., (FGIC), (AMT), 5.50%, 11/1/20	2,517,500
5,500	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40	4,558,180
25,500	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 3/1/36	4,943,175

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$6,600	E-470 Public Highway Authority, CO, (MBIA), 0.00%, 9/1/39	$1,003,068
9,820	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	10,739,398
7,000	San Antonio, TX, Airport System, (FGIC), (AMT), 5.25%, 7/1/21(4)	6,983,270
1,625	San Antonio, TX, Airport System, (FSA), 5.25%, 7/1/32	1,609,579
		$50,250,819
Nursing Home — 0.9%
$2,000	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	$2,027,680
		$2,027,680
Other Revenue — 20.4%
$42,190	Buckeye, OH, Tobacco Settlement Financing Authority, 0.00%, 6/1/47	$2,291,339
1,955	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	2,022,760
3,160	Golden State Tobacco Securitization Corp., CA, Prerefunded to 6/1/13, 6.75%, 6/1/39	3,629,608
1,535	Main Street National Gas Inc., GA, Gas Project Revenue, 5.50%, 9/15/27	1,456,224
6,700	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	5,974,390
1,500	Mohegan Tribe Indians, CT, Gaming Authority, (Public Improvements), 6.25%, 1/1/21(2)	1,490,235
2,300	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	137,586
195	Otero County, NM, Jail Project, 5.50%, 4/1/13	191,543
360	Otero County, NM, Jail Project, 5.75%, 4/1/18	351,137
100	Otero County, NM, Jail Project, 6.00%, 4/1/23	96,891
110	Otero County, NM, Jail Project, 6.00%, 4/1/28	102,942
19,500	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/32(1)	20,309,562
2,789	Santa Fe, NM, (Crow Hobbs), 8.50%, 9/1/16	2,799,902
2,000	Seminole Tribe, FL, Special Obligation Revenue, 5.25%, 10/1/27(2)	1,876,720
1,365	Seminole Tribe, FL, Special Obligation Revenue, 5.50%, 10/1/24(2)	1,333,987
6,905	Tobacco Settlement Financing Corp., VA, 0.00%, 6/1/47	393,792
1,530	Tobacco Settlement Financing Corp., VA, Prerefunded to 6/1/15, 5.625%, 6/1/37(1)	1,715,049
1,415	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(2)	1,267,472
410	Willacy County, TX, Local Government Corp., 6.00%, 9/1/10	409,086
		$47,850,225

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2008

PORTFOLIO OF INVESTMENTS (Unaudited) CONT'D

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care — 4.0%
$3,210	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27(5)	$2,067,625
3,240	Logan County, CO, Industrial Development Revenue, (TLC Care Choices, Inc.), 6.875%, 12/1/23(6)	2,489,195
700	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/35	625,793
4,895	Massachusetts Development Finance Agency, (Linden Ponds, Inc.), 5.75%, 11/15/42	4,290,027
		$9,472,640
Special Tax Revenue — 2.9%
$3,280	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	$3,294,629
190	Longleaf, FL, Community Development District, 6.20%, 5/1/09	189,728
1,150	New Jersey Economic Development Finance Authority, (Cigarette Tax), 5.50%, 6/15/24	1,122,458
2,115	New Jersey Economic Development Finance Authority, (Cigarette Tax), 5.75%, 6/15/29	2,081,985
		$6,688,800
Transportation — 8.4%
$1,500	Augusta, GA, (AMT), 5.35%, 1/1/28	$1,348,620
915	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/25	835,175
2,670	Branson, MO, Regional Airport Transportation Development District, (Branson Airport LLC), (AMT), 6.00%, 7/1/37	2,317,800
7,500	Kent County, MI, Airport Facility, 5.00%, 1/1/25(1)	7,551,938
7,325	Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(1)	7,756,119
		$19,809,652
Water and Sewer — 1.2%
$3,405	Massachusetts Water Resources Authority, 4.00%, 8/1/46	$2,901,775
		$2,901,775
Total Tax-Exempt Investments — 174.8% (identified cost $416,438,977)		$409,811,795
Other Assets, Less Liabilities — (18.9)%		$(44,291,567)
Auction Preferred Shares Plus Cumulative Unpaid Dividends — (55.9)%		$(131,027,270)
Net Assets Applicable to Common Shares — 100.0%		$234,492,958

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

At May 31, 2008, the concentration of the Fund's investments in the various states, determined as a percentage of total investments, is as follows:

Puerto Rico	12.9%

Texas	10.8%

Others, representing less than 10% individually	76.3%

The Fund invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2008, 32.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.6% to 10.5% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2008, the aggregate value of the securities is $25,455,699 or 10.9% of the Fund's net assets applicable to common shares.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at May 31, 2008.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)  Security is in default with respect to scheduled principal payments.

(6)  Security is in default and making only partial interest payments.

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2008

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of May 31, 2008

Assets
Investments, at value (identified cost, $416,438,977)	$409,811,795
Cash	4,525,980
Receivable for investments sold	120,496
Interest receivable	6,274,343
Receivable for open interest rate swap contracts	516,301
Total assets	$421,248,915
Liabilities
Payable for floating rate notes issued	$49,670,000
Payable for investments purchased	4,534,863
Payable for daily variation margin on open financial futures contracts	386,715
Payable for open interest rate swap contracts	330,081
Payable to affiliate for investment adviser fee	215,516
Payable to affiliate for administration fee	61,576
Payable to affiliate for Trustees' fees	14
Interest expense and fees payable	426,075
Accrued expenses	103,847
Total liabilities	$55,728,687
Auction preferred shares (5,240 shares outstanding) at liquidation value plus cumulative unpaid dividends	$131,027,270
Net assets applicable to common shares	$234,492,958
Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 17,226,605 shares issued and outstanding	$172,266
Additional paid-in capital	254,959,217
Accumulated net realized loss (computed on the basis of identified cost)	(16,076,135)
Accumulated undistributed net investment income	2,156,588
Net unrealized depreciation (computed on the basis of identified cost)	(6,718,978)
Net assets applicable to common shares	$234,492,958
Net Asset Value Per Common Share
($234,492,958 ÷ 17,226,605 common shares issued and outstanding)	$13.61

Statement of Operations

For the Six Months Ended
May 31, 2008

Investment Income
Interest	$12,724,153
Total investment income	$12,724,153
Expenses
Investment adviser fee	$1,283,786
Administration fee	366,796
Trustees' fees and expenses	5,066
Interest expense and fees	777,737
Preferred shares remarketing agent fee	163,826
Custodian fee	165,281
Printing and postage	31,819
Legal and accounting services	29,549
Transfer and dividend disbursing agent fee	22,087
Miscellaneous	54,606
Total expenses	$2,900,553
Deduct — Reduction of custodian fee	$23,293
Total expense reductions	$23,293
Net expenses	$2,877,260
Net investment income	$9,846,893
Realized and Unrealized Gain (Loss)
Net realized gain (loss) — Investment transactions (identified cost basis)	$6,973,327
Financial futures contracts	2,258,080
Interest rate swap contracts	(1,153,805)
Net realized gain	$8,077,602
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$(22,873,759)
Financial futures contracts	(748,093)
Interest rate swap contracts	1,905,935
Net change in unrealized appreciation (depreciation)	$(21,715,917)
Net realized and unrealized loss	$(13,638,315)
Distributions to preferred shareholders from net investment income	$(2,381,965)
Net decrease in net assets from operations	$(6,173,387)

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended May 31, 2008 (Unaudited)	Year Ended November 30, 2007
From operations — Net investment income	$9,846,893	$18,476,810
Net realized gain from investment transactions, financial futures contracts and interest rate swap contracts	8,077,602	2,436,194
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(21,715,917)	(28,611,494)
Distributions to preferred shareholders — From net investment income	(2,381,965)	(4,775,158)
Net decrease in net assets from operations	$(6,173,387)	$(12,473,648)
Distributions to common shareholders — From net investment income	$(6,793,719)	$(13,567,834)
Total distributions to common shareholders	$(6,793,719)	$(13,567,834)
Capital share transactions — Reinvestment of distributions to common shareholders	$485,742	$741,521
Total increase in net assets from capital share transactions	$485,742	$741,521
Net decrease in net assets	$(12,481,364)	$(25,299,961)
Net Assets Applicable to Common Shares
At beginning of period	$246,974,322	$272,274,283
At end of period	$234,492,958	$246,974,322
Accumulated undistributed net investment income included in net assets applicable to common shares
At end of period	$2,156,588	$1,485,379

Statement of Cash Flows

Cash Flows From Operating Activities	For the Six Months Ended May 31, 2008 (Unaudited)
Net decrease in net assets from operations	$(6,173,387)
Distributions to preferred shareholders	2,381,965
Net decrease in net assets from operations excluding distributions to preferred shareholders	$(3,791,422)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(114,566,182)
Investments sold	145,381,647
Decrease in short-term investments, net	1,155,000
Net amortization of premium (discount)	(1,402,198)
Decrease in interest receivable	565,114
Increase in payable for investments purchased	1,585,586
Increase in receivable for investments sold	(35,496)
Decrease in receivable for daily variation margin on open financial futures contracts	468,750
Increase in receivable for open interest rate swap contracts	(516,301)
Decrease in prepaid expenses	11,866
Increase in payable for daily variation margin on open financial futures contracts	386,715
Decrease in payable for open interest rate swap contracts	(1,389,634)
Decrease in payable for closed interest rate swap contracts	(725,160)
Decrease in payable to affiliate for investment adviser fee	(3,412)
Decrease in payable to affiliate for Trustees' fees	(2,990)
Decrease in payable to affiliate for administration fee	(975)
Decrease in payable for when-issued securities	(3,588,090)
Decrease in accrued expenses	(10,909)
Decrease in interest expense and fees payable	(428,050)
Net change in unrealized (appreciation) depreciation on investments	22,873,759
Net realized (gain) loss on investments	(6,973,327)
Net cash provided by operating activities	$38,994,291
Cash Flows From Financing Activities
Cash distributions paid net of reinvestments	$(6,307,977)
Distributions to preferred shareholders	(2,385,929)
Proceeds from secured borrowings	5,860,000
Repayment of secured borrowings	(34,397,000)
Net cash used in financing activities	$(37,230,906)
Net increase in cash	$1,763,385
Cash at beginning of period	$2,762,595
Cash at end of period	$4,525,980
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$485,742

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended May 31, 2008		Year Ended November 30,
	(Unaudited)(1)		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)
Net asset value — Beginning of period (Common shares)	$14.370		$15.880	$14.470	$13.950	$14.090	$13.020
Income (loss) from operations
Net investment income	$0.572		$1.076	$1.100	$1.165	$1.268	$1.269
Net realized and unrealized gain (loss)	(0.799)		(1.518)	1.444	0.611	(0.128)	1.026
Distributions to preferred shareholders from net investment income	(0.138)		(0.278)	(0.252)	(0.151)	(0.090)	(0.095)
Total income (loss) from operations	$(0.365)		$(0.720)	$2.292	$1.625	$1.050	$2.200
Less distributions to common shareholders
From net investment income	$(0.395)		$(0.790)	$(0.882)	$(1.105)	$(1.190)	$(1.130)
Total distributions to common shareholders	$(0.395)		$(0.790)	$(0.882)	$(1.105)	$(1.190)	$(1.130)
Net asset value — End of period (Common shares)	$13.610		$14.370	$15.880	$14.470	$13.950	$14.090
Market value — End of period (Common shares)	$14.060		$13.300	$16.010	$14.960	$16.150	$15.550
Total Investment Return on Net Asset Value(2)	(2.51	)%(9)	(4.62)%	16.33%	11.56%	7.28%	17.35%
Total Investment Return on Market Value(2)	8.82	%(9)	(12.44)%	13.43%	(0.38)%	12.54%	20.02%

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended May 31, 2008		Year Ended November 30,
	(Unaudited)(1)		2007(1)		2006(1)	2005(1)	2004(1)	2003(1)
Ratios/Supplemental Data
Net assets applicable to common shares, end of period (000's omitted)	$234,493		$246,974		$272,274	$246,915	$236,303	$236,560
Ratios (As a percentage of average net assets applicable to common shares):(3)
Expenses excluding interest and fees	1.80	%(4)	1.71	%(5)	1.76%	1.79%	1.79%	1.80%
Interest and fee expense(6)	0.66	%(4)	1.35%		1.46%	0.95%	0.80%	0.71%
Total expenses before custodian fee reduction	2.46	%(4)	3.06	%(5)	3.22%	2.74%	2.59%	2.51%
Expenses after custodian fee reduction excluding interest and fees	1.78	%(4)	1.70	%(5)	1.75%	1.78%	1.78%	1.80%
Net investment income	8.35	%(4)	7.02%		7.27%	8.08%	9.14%	9.37%
Portfolio Turnover	27	%(9)	37%		41%	28%	21%	20%

The ratios reported above are based on net assets applicable solely to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:

Ratios (As a percentage of average total net assets applicable to common shares and preferred shares):(3)
Expenses excluding interest and fees	1.16	%(4)	1.14	%(5)	1.17%	1.17%	1.15%	1.14%
Interest and fee expense(6)	0.42	%(4)	0.90%		0.97%	0.62%	0.51%	0.45%
Total expenses before custodian fee reduction	1.58	%(4)	2.04	%(5)	2.14%	1.79%	1.66%	1.59%
Expenses after custodian fee reduction excluding interest and fees	1.14	%(4)	1.14	%(5)	1.17%	1.16%	1.14%	1.14%
Net investment income	5.37	%(4)	4.69%		4.83%	5.27%	5.86%	5.93%
Senior Securities:
Total preferred shares outstanding	5,240		5,240		5,240	5,240	5,240	5,240
Asset coverage per preferred share(7)	$69,756		$72,138		$76,963	$72,128	$70,112	$70,154
Involuntary liquidation preference per preferred share(8)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(8)	$25,000		$25,000		$25,000	$25,000	$25,000	$25,000

(1)  Net investment income per share was computed using average common shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)  Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)  Annualized.

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(7)  Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.

(8)  Plus accumulated and unpaid dividends.

(9)  Not annualized.

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund seeks to provide current income exempt from regular federal income tax.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor's pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At November 30, 2007, the Fund, for federal income tax purposes, had a capital loss carryforward which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on November 30, 2008 ($12,254,673), November 30, 2009 ($5,266,337), November 30, 2011 ($2,541,236) and November 30, 2012 ($2,698,493).

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes". This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of May 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund's federal tax returns filed in the 3-year period ended November 30, 2007 remains subject to examination by the Internal Revenue Service.

Eaton Vance Municipal Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Fund may invest in inverse floating rate securities, whereby the Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Fund may enter into shortfall and forbearance agreements with the broker by which the Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by the Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to FASB Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" (FAS 140), the Fund accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption "Payable for floating rate notes issued" in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Fund's liability with respect to Floating Rate Notes is recorded as incurred. At May 31, 2008, the amount of the Fund's Floating Rate Notes outstanding and the related collateral were $49,670,000 and $69,689,257, respectively. The range of interest rates on the Floating Rate Notes outstanding at May 31, 2008 were 1.59% to 1.67%.

The Fund's investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Fund's investment policies do not allow the Fund to borrow money for purposes of making investments. Management believes that the Fund's restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability on the Fund's Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Fund's restrictions apply. Inverse Floaters held by the Fund are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — The Fund may enter into financial futures contracts. The Fund's investment in financial futures contracts is designed for

Eaton Vance Municipal Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

J  Interest Rate Swaps — The Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Fund maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

M  Interim Financial Statements — The interim financial statements relating to May 31, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Auction Preferred Shares

The Fund issued Auction Preferred Shares (APS) on March 1, 1999 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is 110% (150% for taxable distributions) of the greater of the 1) "AA" Financial Composite Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction. Series of APS are identical in all respects except for the reset dates of the dividend rates.

The number of APS issued and outstanding as of May 31, 2008 is as follows:

APS Issued and Outstanding
Series A	2,620
Series B	2,620

The APS are redeemable at the option of the Fund at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years' dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS

Eaton Vance Municipal Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respect to the APS as defined in the Fund's By-Laws and the 1940 Act. The Fund pays an annual fee equivalent to 0.25% of the liquidation value of the APS for the remarketing efforts associated with the APS auctions.

3  Distributions to Shareholders

The Fund intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for APS at May 31, 2008, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the six months then ended were as follows:

	APS Dividend Rates at May 31, 2008	Dividends Paid to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)
Series A	2.56%	$1,194,510	3.65%	2.56 – 6.00
Series B	2.48	1,187,455	3.63	2.48 – 4.65

Beginning February 14, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Fund's APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rate. The table above reflects such maximum dividend rate of each series as of May 31, 2008.

The Fund distinguishes between distribution on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.70% of the Fund's average weekly gross assets and is payable monthly. During the six months ended May 31, 2008, average weekly gross assets as referred to herein exclude assets deemed held pursuant to FAS 140 (see Note 1H). The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.20% of the Fund's average weekly gross assets. For the six months ended May 31, 2008, the investment adviser fee and administration fee were $1,283,786 and $366,796, respectively.

Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended May 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

5  Purchase and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $114,566,182 and $145,381,647, respectively, for the six months ended May 31, 2008.

6  Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund's dividend reinvestment plan for the six months ended May 31, 2008 and for the year ended November 30, 2007 were 36,169 and 47,382, respectively.

7  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at May 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$367,236,079
Gross unrealized appreciation	$8,602,259
Gross unrealized depreciation	(15,696,543)
Net unrealized depreciation	$(7,094,284)

Eaton Vance Municipal Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

8  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at May 31, 2008 is as follows:

Futures Contracts

Expiration Date	Contracts	Position	Aggregate Cost	Value	Net Unrealized Depreciation
09/08	750 U.S. Treasury Bond	Short	$(84,846,984)	$(85,125,000)	$(278,016)

Interest Rate Swaps

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$10,950,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$269,865
Merrill Lynch Capital Services, Inc.	$7,500,000	4.9025	3-month USD -LIBOR-BBA	July 9, 2008/ July 9, 2038	246,436
Morgan Stanley Capital Services, Inc.	$7,500,000	5.428	3-month USD -LIBOR-BBA	September 10, 2008/ September 10, 2038	(330,081)
					$186,220

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At May 31, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

9 Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements", effective December 1, 2007. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•   Level 1 — quoted prices in active markets for identical investments

•   Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•   Level 3 — significant unobservable inputs (including a fund's own assumptions in determining the fair value of investments)

At May 31, 2008, the inputs used in valuing the Fund's investments, which are carried at value, were as follows:

	Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1	Quoted Prices	$—	$(278,016)
Level 2	Other Significant Observable Inputs	409,811,795	186,220
Level 3	Significant Unobservable Inputs	—	—
Total		$409,811,795	$(91,796)

*  Other financial instruments are futures and swap contracts not reflected in the Portfolio of Investments, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund held no investments or other financial instruments as of November 30, 2007 whose fair value was determined using Level 3 inputs.

10  Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures.

Eaton Vance Municipal Income Trust as of May 31, 2008

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

11  Subsequent Event

In June 2008, the Fund secured financing intended to partially redeem a proportionate amount of the Fund's APS. The replacement financing is being provided through the creation of tender option bonds, whereby the Fund will transfer highly rated bonds held in its portfolio to a special purpose vehicle that issues floater and residual certificates. The Fund will hold the residual certificates and use the proceeds from the sale of the floater certificates to replace a portion of the outstanding APS. The floaters have a liquidity backstop financing facility provided by a major financial institution. The Fund expects to redeem approximately 16% of its outstanding APS at the next respective dividend payable date on or after July 7, 2008. As of July 11, 2008, 423 shares of each series of the Fund's APS were redeemed.

Eaton Vance Municipal Income Trust

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 28, 2008. The following action was taken by the shareholders:

Item 1: The election of Thomas E. Faust Jr. and Allen R. Freedman as Class II Trustees of the Fund for a term expiring in 2010 and William H. Park, Norton H. Reamer and Heidi L. Steiger as Class III Trustees of the Fund for a three-year term expiring in 2011. Mr. Reamer was elected solely by APS shareholders.

Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld
Norton H. Reamer (Class III)	4,691	42
Nominees for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld
Thomas E. Faust Jr. (Class II)	16,074,400	223,556
Allen R. Freedman (Class II)	16,075,015	222,941
William H. Park (Class III)	16,075,614	222,342
Heidi L. Steiger (Class III)	16,075,842	222,114

Eaton Vance Municipal Income Trust

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Municipal Income Trust

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

Number of Shareholders

As of May 31, 2008, our records indicate that there are 128 registered shareholders and approximately 8,236 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVN.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between the Eaton Vance Municipal Income Trust (the "Fund") and Eaton Vance Management (the "Adviser"), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in municipal bonds. The Board considered the Adviser's large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds. After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2007 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as "management fees"). As part of its review, the Board considered the management fees and the Fund's total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Municipal Income Trust

OFFICERS AND TRUSTEES

Eaton Vance Municipal Income Trust

Officers
Robert B. MacIntosh
President
William H. Ahern, Jr.
Vice President
Cynthia J. Clemson
Vice President
Thomas M. Metzold
Vice President
Barbara E. Campbell
Treasurer
Maureen A. Gemma
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Heidi L. Steiger Lynn A. Stout

New York Stock Exchange symbol

Eaton Vance Municipal Income Trust	EVN

Investment Adviser and Administrator of Eaton Vance Municipal Income Trust
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Eaton Vance Municipal Income Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

151-7/08  CE-NASRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	July 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	July 14, 2008

By:	/s/Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	July 14, 2008